INCOME TAXES	12 Months Ended
Jun. 30, 2013
Notes to Financial Statements [Abstract]
INCOME TAXES
NOTE 10
INCOME TAXES
Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax assets and liabilities, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes. Deferred tax assets and liabilities are established using the enacted statutory tax rates and are adjusted for any changes in such rates in the period of change.
Earnings from continuing operations before income taxes consisted of the following:

Years ended June 30	2013	2012	2011
United States	$8,351	$7,584	$8,858
International	6,492	5,201	6,139
TOTAL	14,843	12,785	14,997

Income taxes on continuing operations consisted of the following:

Years ended June 30	2013	2012	2011
CURRENT TAX EXPENSE
U.S. federal	$1,885	$1,913	$1,770
International	1,584	1,374	1,149
U.S. state and local	279	246	256
	3,748	3,533	3,175
DEFERRED TAX EXPENSE
U.S. federal	180	83	200
International and other	(487)	(148)	(76)
	(307)	(65)	124
TOTAL TAX EXPENSE	3,441	3,468	3,299

A reconciliation of the U.S. federal statutory income tax rate to our actual income tax rate on continuing operations is provided below:

Years ended June 30	2013	2012	2011
U.S. federal statutory income tax rate	35.0%	35.0%	35.0%
Country mix impacts of foreign operations	(7.6)%	(8.1)%	(8.2)%
Changes in uncertain tax positions	(1.8)%	(1.3)%	(3.6)%
Impairment adjustments	0.6%	3.7%	—%
Holding gain on joint venture buy-out	(1.4)%	—%	—%
Other	(1.6)%	(2.2)%	(1.2)%
EFFECTIVE INCOME TAX RATE	23.2%	27.1%	22.0%

Changes in uncertain tax positions represent changes in our net liability related to prior year tax positions.
Tax costs charged to shareholders' equity totaled $503 for the year ended June 30, 2013. This primarily relates to the impact of certain adjustments to pension obligations recorded in shareholders' equity, partially offset by excess tax benefits from the exercise of stock options. Tax benefits credited to shareholders' equity totaled $661 for the year ended June 30, 2012. These primarily relate to the tax effects of net investment hedges, excess tax benefits from the exercise of stock options and the impacts of certain adjustments to pension and other retiree benefit obligations recorded in shareholders' equity.
We have undistributed earnings of foreign subsidiaries of approximately $42.0 billion at June 30, 2013, for which deferred taxes have not been provided. Such earnings are considered indefinitely invested in the foreign subsidiaries. If such earnings were repatriated, additional tax expense may result. However, the calculation of the amount of deferred U.S. income tax on these earnings is not practicable because of the large number of assumptions necessary to compute the tax.

A reconciliation of the beginning and ending liability for uncertain tax positions is as follows:

Years ended June 30	2013	2012	2011
BEGINNING OF YEAR	$1,773	$1,848	$1,797
Increases in tax positions for prior years	162	166	323
Decreases in tax positions for prior years	(225)	(188)	(388)
Increases in tax positions for current year	188	178	222
Settlements with taxing authorities	(195)	(49)	(168)
Lapse in statute of limitations	(98)	(81)	(94)
Currency translation	(5)	(101)	156
END OF YEAR	1,600	1,773	1,848

The Company is present in approximately 150 taxable jurisdictions and, at any point in time, has 40-50 jurisdictional audits underway at various stages of completion. We evaluate our tax positions and establish liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite our belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate. The Company is making a concerted effort to bring its audit inventory to a more current position. We have done this by working with tax authorities to conduct audits for several open years at once. We have tax years open ranging from 2002 and forward. We are generally not able to reliably estimate the ultimate settlement amounts until the close of the audit. While we do not expect material changes, it is possible that the amount of unrecognized benefit with respect to our uncertain tax positions will significantly increase or decrease within the next 12 months related to the audits described above. At this time, we are not able to make a reasonable estimate of the range of impact on the balance of uncertain tax positions or the impact on the effective tax rate related to these items.
Included in the total liability for uncertain tax positions at June 30, 2013, is $1.2 billion that, depending on the ultimate resolution, could impact the effective tax rate in future periods.
Accounting pronouncements require that, without discretion, we recognize the additional accrual of any possible related interest and penalties relating to the underlying uncertain tax position in income tax expense, unless the Company qualifies for a specific exception. As of June 30, 2013, 2012 and 2011, we had accrued interest of $413, $439 and $475 and accrued penalties of $34, $66 and $80, respectively, that are not included in the above table. During the fiscal years ended June 30, 2013, 2012 and 2011, we recognized $24, $2 and $197 in interest benefit and $32, $10 and $16 in penalties benefit, respectively. The net benefits recognized resulted primarily from the favorable resolution of tax positions for prior years.
Deferred income tax assets and liabilities were comprised of the following:

June 30	2013	2012
DEFERRED TAX ASSETS
Pension and postretirement benefits	$1,777	$2,366
Stock-based compensation	1,125	1,304
Loss and other carryforwards	1,062	853
Goodwill and other intangible assets	60	78
Accrued marketing and promotion	285	238
Fixed assets	135	165
Unrealized loss on financial and foreign exchange transactions	324	363
Accrued interest and taxes	15	28
Inventory	46	58
Other	879	761
Valuation allowances	(341)	(375)
TOTAL	5,367	5,839

DEFERRED TAX LIABILITIES
Goodwill and other intangible assets	$11,941	$11,816
Fixed assets	1,718	1,719
Other	315	286
TOTAL	13,974	13,821

Net operating loss carryforwards were $3.1 billion and $2.8 billion at June 30, 2013 and 2012, respectively. If unused, $1.4 billion will expire between 2014 and 2033. The remainder, totaling $1.7 billion at June 30, 2013, may be carried forward indefinitely.